Exhibit 32.1

SKYWAY COMMUNICATIONS HOLDING CORP. AND SUBSIDIARY

[A Development Stage Company]

Certification Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Skyway Communications Holding Corp. (the “Company”) on Form 10-QSB for the period ended January 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard Lough, as Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ RICHARD LOUGH Richard Lough Chief Financial Officer

March 15, 2004